WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 S
RONAN MT 59864
                                                 Page 1 of 2
                                                 Account Number:  513-0001216
                                                 Statement Start Date:   7/01/01
                                                 Statement End Date:     7/31/01

For Customer Assistance:
Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number   Beginning Balance  Total Credits   Total Debits  Ending Balance

Wells One
Account
513-0001216            0.00          300,422.84      -300,422.84       0.00

Credits
 Electronic Deposits/Bank Credits

Effective         Posted        Amount          Transaction Detail
Date              Date
                  Jul 10        20,576.60       WT Fed#O0004 The Tokai Bank, Lt
                                                /Org =makita (Uk) Ltd Srf# 01070
                                                609084320 Trn#010710007231 Rfb#
                                                251-85268
                  Jul 11           569.89       Sears EDI/Eftpmt 010710 266619
                                                REF*1 *20010710153026E0509584\
                  Jul 17           680.00       WT Fed#O0930 Bayerische Hypo- U/
                                                Org = vermont Gmbh Srf# 60469001
                                                97Fs Trn#010717008459 Rfb# Swf
                                                Of 01/07/16
                  Jul 19         3,366.35       Sears EDI/Eftpmt 010718 266619
                                                REF*1 *20010718153009E0509701\
                  Jul 19           246.55       Zero Balance Account Transfer
                                                From 30082267
                  Jul 24           183.90       Sears EDI/Eftpmt 010723 266619
                                                REF*1 *20010723153029E0509776\
                  Jul 27           273.70       Sears EDI/Eftpmt 010726 266619
                                                REF*1 *20010726153014E0509847\
                  Jul 30       267,514.80       Sears, Roebuck A EDI/Eftpmt 0107
                                                27 000364844 REF*TN*E34494\
                  Jul 30         7,011.05       Sears EDI/Eftpmt 010727 266619
                                                REF*1 20010727153023E0509869\

                               300,422.84       Total Credits

Continued on next page

Jore Corporation Lockbox Account
                                                                     Page 2 of 2
                                                    Account Number:  513-0001216
                                                    Statement End Date: 7/31/01
Debits
 Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date

                Jul 10        20,576.60         Zero Balance Account Transfer To
                                                30082267
                Jul 11           569.89         WT Seq#53594 Syndic/Wfbcorp/Jore
                                                Cor /Bnf= Srf# BW0107I 115033316
                                                Trn#010711053594 Rfb# 011920195
                Jul 17           680.00         Zero Balance Account Transfer To
                                                30082267
                Jul 19         3,366.35         WT Seq#40783 Syndic/Wfbcorp/Jore
                                                Cor /Bnf= Srf# BW01071912324763
                                                Trn#010719040783 Rfb# 012000063
                Jul 19           246.55         Adjustment Reference #:
                                                7668-25MAY01
                Jul 24           183.90         WT Seq#26124 Syndic/Wfbcorp/Jore
                                                Cor /Bnf= Srf# BW01072410313689
                                                Trn#010724026124 Rfb# 012050031
                Jul 27           273.70         WT Seq#43572 Syndic/Wfbcorp/Jore
                                                Cor/Bnf-Srf# BW01072712042852
                                                Trn#010727043572 Rrb# 012080169
                Jul 30       274,525.85         WT Seq#33166 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf# BWO1073010474002
                                                Trn#O10730033166 Rfb# 012110202

                          300,422.84         Total Electronic Debits/Bank Debits

                          300,422.84         Total Debits

Daily Ledger Balance Summary

Date            Balance   Date               Balance       Date          Balance
Jun 30            0.00    Jul 17               0.00        Jul 27          0.00
Jul 10            0.00    Jul 19               0.00        Jul 30          0.00
Jul 11            0.00    Jul 24               0.00

         Average Daily Ledger Balance                                   0.00

Thank you for banking with Wells Fargo.
Member FDIC